HEINZ
TOMATO KETCHUP
HEINZ
TOMATO KETCHUP
frusion
frusion
frusion
Gatorade
Gatorade
Gatorade
Dole
Tropicana
Lay's
Lay's
Lay's
Stax

GRAHAM
PACKAGING
COMPANY

Investor Presentation Exhibit 99.1

Disclaimers
Additional Securities Law Information
In connection with the proposed acquisition of Graham Packaging Holdings Company and its subsidiaries (collectively, “Graham”), Hicks Acquisition Company I, Inc. (“HAC”) and Graham intend to file with the SEC a proxy / registration statement and HAC intends to mail a definitive proxy statement and other relevant documents to HAC stockholders. HAC stockholders and other interested persons are advised to read, when available, HAC’s preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with HAC’s solicitation of proxies for the special meeting to be held to approve the acquisition because these proxy statements will contain important information about Graham, HAC and the proposed acquisition. The definitive proxy statement will be mailed to
HAC stockholders as of a record date to be established for voting on the proposed acquisition. Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements once they are available, without charge, at the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov or by directing a request to Hicks Acquisition Company I, Inc., 100 Crescent Court, Suite
1200, Dallas, Texas, 75201, telephone 214-615-2300.
HAC and its directors and officers may be deemed participants in the solicitation of proxies to HAC’s stockholders. A list of the names of those directors and officers and a description of their interests in
HAC is contained in HAC’s annual report on Form 10-K for the fiscal year ended December 31, 2007, which is filed with the SEC, and will also be contained in HAC’s proxy statement when it becomes available. HAC’s stockholders may obtain additional information about the interests of the directors and officers of HAC in the acquisition in reading HAC’s proxy statement and other materials to be filed with the SEC when such information becomes available.
Safe Harbor Statement
This presentation has been prepared exclusively for the purpose of providing summary information about Graham and its business to HAC stockholders pending the distribution of the definitive proxy statement. It does not constitute a solicitation for or an offer by or, on behalf of HAC or Graham or, of any securities or investment advisory services.
This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,”
“estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this presentation include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this presentation. Such risk factors include, among others: uncertainties as to the timing of the acquisition;
approval of the transaction by HAC stockholders; the satisfaction of closing conditions to the transaction, including the receipt of regulatory approvals; costs related to the acquisition; the competitive environment in the industry in which Graham operates; the diversion of management time on acquisition related issues; general economic conditions such as inflation or recession; Graham’s ability to maintain margins due to future increases in commodity prices; Graham’s loss of large customers; operating Graham as a public company; Graham’s continuing net losses; the terms of Graham’s debt instruments, which restrict the manner in which Graham conducts its business and may limit Graham’s ability to implement elements of its business strategy; Graham’s indebtedness, which could adversely affect Graham’s cash flow; that despite Graham’s current levels of indebtedness, Graham may incur additional debt in the future, which could increase the risks associated with Graham’s leverage; Graham’s recovery of the carrying value of its assets; Graham’s exposure to fluctuations in resin prices and its dependence on resin supplies; risks associated with Graham’s international operations; Graham’s dependence on significant customers and the risk that customers will not purchase Graham’s products in the amounts expected by Graham under their requirements contracts; that the majority of Graham’s sales are made pursuant to requirements contracts; Graham’s ability to develop product innovations and improve Graham’s production technology and expertise; infringement on
Graham’s proprietary technology; risks associated with environmental regulation and liabilities; Graham’s dependence on key management and its labor force and the material adverse effect that could result from the loss of their services; risks associated with a significant portion of Graham’s employees being covered by collective bargaining agreements; Graham’s dependence on blow molding equipment providers; market conditions for Graham’s products; the inability to maintain growth rates; and the related impact on revenue, net income and fund inflows/outflows. Actual results may differ materially from those contained in the forward-looking statements in this presentation. HAC and Graham undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement.
Non-GAAP Financials
The financial information and data contained in this presentation is unaudited and does not conform to the SEC’s Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, HAC’s proxy / registration statement to solicit stockholder approval for the proposed acquisition of Graham. This presentation includes certain estimated financial information and forecasts presented as pro forma financial measures that are not derived in accordance with generally accepted accounting principles (“GAAP”), and which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. HAC and Graham believe that the presentation of these non-GAAP financial measures serve to enhance the understanding of the financial performance of Graham and the proposed acquisition. However, these non-GAAP financial measures should be considered in addition to, and not as substitutes for or superior to, financial measures of financial performance prepared in accordance with GAAP. Our pro forma financial measures may not be comparable to similarly titled pro forma measures reported by other companies.

Hicks Acquisition Company I, Inc. Christina Weaver Vest
Senior Vice President
The Blackstone Group Chinh Chu
Senior Managing Director
Hicks Acquisition Company I, Inc. Thomas O. Hicks
Chairman
Graham Packaging Company Mark S. Burgess
Chief Operating Officer and
Chief Financial Officer
Participants
Hicks Acquisition Company I, Inc. Robert M. Swartz
Senior Vice President
Graham Packaging Company Warren D. Knowlton
Chairman and
Chief Executive Officer
The Blackstone Group Shervin Korangy
Principal
The Blackstone Group Angelo Acconcia
Principal

Why Graham?
• Clear market leader with sustainable technology advantage
• World-class senior management team brought on board in December 2006
• New management team is only halfway through driving important cultural and strategic changes
• Size and scale to be a public company
• Stable growth, margins and end-market demand characteristics in recessionary environment
• Attractive levered equity returns
• Blackstone will remain largest shareholder for at least two years

Graham is a Premier Asset in the Packaging Industry
• Unparalleled leader in value-added custom plastic container industry
• #1 market position in product categories representing 90%+ of sales
• 60% of sales are into highly attractive Food & Beverage market
• Stable organic growth from domestic and international end markets and blue chip customer base
• Technology leader with 80% of products utilizing proprietary technology
• Niche business requiring high levels of design, innovation and service
• Limited exposure to rising resin and energy costs given contractual pass-throughs
• Strong free cash flow generation through robust margins, new business wins, earnings improvement plan (“EIP”), optimized capital spending and focus on return on capital

Graham Value Proposition
Attractive Long-term Equity Returns Driven by:
• Revenue growth and margin expansion resulting in EBITDA growth of ~5% per year
• ~$100 – $125 million free cash flow generation per year
• Reduction of financial leverage
Compelling Free Cash Flow Yield
• ~$100 – $125 million free cash flow on ~$1.2 billion of equity value offers ~10% yield
Potential for Additional Return Upside from:
• Business portfolio optimizations which could enhance growth rate and margins, and reduce capex and leverage
• Multiple expansion to high end of peer group, reflective of Graham’s industry leading position
• International expansion / partnership opportunities and accretive acquisitions
An Opportunity to Partner with Blackstone and Hicks
to Realize an Attractive Levered Equity Return

Best-in-Class Senior Management Team
Warren Knowlton – Chairman and CEO
30+ Years of Public Company Experience
• CEO of Morgan Crucible from December 2002
to August 2006
• Increased share price 10x within 3½ years
• Executive Director of Pilkington PLC from May
1997 to July 2002
• Senior leadership positions at Owens Corning
from 1977 to 1997
• Warren Knowlton and Mark Burgess are world-class leaders with extensive experience
• Long history in senior leadership positions at public companies
• Strong credentials in top-line growth through restructuring / turnaround and value creation
• Joined Graham Packaging in December 2006
Mark Burgess – COO and CFO
15+ Years of Public Company Experience
• CEO of Anchor Glass from June 2005 to
September 2006
• Doubled run-rate EBITDA
• CFO of Clean Harbors Environmental Services
from April 2003 to April 2005

Graham Packaging Overview

Paper & Board
30%
Rigid Plastics
23%
Metal
19%
Flexible Plastics
15%
Glass
8%
Other
5%
Plastics: Most Attractive Segment of Global
Packaging Industry
Benefits of Plastic Containers Global Growth by Material
Growth in Plastics by Geography
~6-7%
~2%
~1% ~1%
Plastics Metal Paper Glass
Total
market:
~3-4%
2007 Total Market = $410 billion
Source: Pira.
~3%
~4%
~7-8% ~7-8%
North America Europe Latin America Asia / Pacific
Source: Management estimates.
Source: Management estimates.
Global Packaging Industry by Substrate
• Continued conversion from glass and metal to plastics
• Strong international market growth
• Flexibility of design enhances consumer marketability
and appeal
• Environmentally sustainable products
• Attractive consumer characteristics - convenient,
unbreakable
• Lowest all-in cost to produce

Technology Separates Graham from the Pack
Recognized for Industry Leading Technology
and Innovation
• 200+ professionals dedicated to R&D and
technology
• Over 1,300 active patents worldwide
• Obtained as many patents last year as next five
competitors combined
• Award winning engineering, bottle design services
and innovation
• Complete line of differentiated proprietary
technologies with industry leading line speeds
2006–2007 Design /
Utility Patents Obtained (U.S.)
Customers Recognize Graham Leadership
• Heinz Supplier of the Year (05,06,07)
• Miller Brewing Supplier of the Year
• Ocean Spray Supplier of the Year
• Danone Supplier of the Year
• Coke Strategic Partner Award
Leveraging Technology Portfolio
• Hot fill
• Retort
• Multi-layer
• Active barrier
• Panel-less
• Recycled content
109
68
17
16
7
1
0
20
40
60
80
100
120
80% of Products Utilize Proprietary Technology

GRAHAM
PACKAGING
COMPANY

DANNON

BOOST

BOOST

Libby's
Apricots

Purex

Welch's
GRAPE JUICE

Lay's
Classic

Mobiloil

Mobil
1

10 Graham Package Conversions Drive Industry Growth Snacks Paper / Plastic Bag Beer Glass Household Paper Juices Metal / Glass Food Metal Nutritional Metal Yogurt Drinks Automotive Metal

GRAHAM
PACKAGING
COMPANY

Bottle Weight (Grams)

innocent

Technology Continues to Add Value for Customers
Line Speed
Lightweighting
Sustainability
• Creates significant competitive advantage
• Graham capable of manufacturing over twice the number of bottles per minute as its competitors
• Continually reducing container weight
• Saves water, freight (diesel, truckloads), resin and labor
• Improves product / package ratios
85
81
73
66
61
0
20
40
60
80
100
1994 1998 2004 2008 2009P
• Lightweighting
• Improved cube utilization
• Increased use of post consumer resin (“PCR”)
• Minimize greenhouse gas emissions
• Alternative resins
• On-site plants reduce freight and energy
Leading Edge 64 oz.
Lightweighting Technology
• Graham and
Innocent were the
first to use 100%
recycled PET bottle
for food in Europe

Graham is the Market Leader in Plastic Containers
80% market share
Gaining share in the fast growing multi-quart
segment (10% growth in 2008)
#1 • Motor oil Automotive Lubricants
Partnering with key distributors to reach wider
customer base with existing resources
Targeting key markets based on growth rates
and profitability
#1 • Hair care
• Skin care
• Oral care
Personal Care /
Specialty (“PCS”)
40%+ market share in liquid fabric care
30%+ market share in dish detergents
Key customers in last phase of conversion to
concentrate
#1 • Laundry products
• Dish detergent
• Hard surface cleaner
Household Products
50% bigger than nearest competitor in PET
5x-6x bigger than nearest competitor in POLY
60% market share in multi-serve hot-fill
Focus on higher growth applications including
RTD teas and enhanced waters
#1
#1
#1
#1
#2
• Hot-fill juice
• Sports drinks
• Drinkable yogurt
• Nutritional beverages
• Ready-to-drink teas
Food & Beverage
Highlights Position Representative Products Segment
90%+ Sales in Product Categories with #1 Market Position

GRAHAM PACKAGING COMPANY

P&G
ASHLAND
PEPSICO
CLEMENT • PAPPAS
ExxonMobil
CLOROX
Shell
DANONE
CHURCH & DWIGHT CO., INC.
AriZona
THE DIAL CORPORATION
Ocean Spray
Heinz
Castrol
The Coca-Cola Company
Welch's
Unilever
Abbott
A Promise for Life
COLGATE-PALMOLIVE

• Global on-site manufacturing accounts for ~30% of facilities
• 54 facilities across the U.S. (13 on-site)
• 29 facilities outside the U.S. (14 on-site)
• On-site advantages
• Single customer focus promotes productivity
• Close working relationships drive savings
• Long-term contracts
Extensive
Manufacturing
Footprint
Manufacturing Footprint and Customer Base
• Sustainability / logistics benefits
• Reduced working capital needs
Long-term
Relationships
with
Global Blue-chip
Customers

Stable Margins and Demand Characteristics in
Recessionary Environment
Contractual Pass-Through of Input Costs
• Full pass-through of increase / decrease in resin costs
• Margin profile unchanged despite rising input cost environment in 2008
• Other plastic packaging companies (mainly flexibles) may have suffered margin erosion
• ~75% contractual pass-through of energy costs
Stable Demand Characteristics in Recessionary Environment
• Diversified business across basic consumer staples
• Food, motor oil, laundry detergent, other household products
• Exposed to top-tier, middle-tier and lower-tier price points for all major products
• Added stability through exposure to counter-cyclical private label brands

Management’s Strategic Review

Graham Corporate Evolution
Blackstone’s Leveraged Buy-out of Graham Packaging – ~$350 million Equity Investment
• Graham founded in 1960 by the Donald Graham family
• Strong top-line growth during 15-year period
• Industry leading technology through proprietary Graham wheel
• Leader in converting major consumer product categories to plastic
• Significant capital requirements to fund conversion-driven growth
Acquisition of O-I Plastic Container ($1.2 billion)
• Doubled size of company
• Established clear #1 positions in Food & Beverage and Household end markets
• Created scale platform with unparalleled technology portfolio
• Introduced a number of key challenges
• Large acquisition with complicated integration plan
• O-I business plagued by poor customer service
• Customer concentration with PepsiCo
• Entered personal care end market – different business model
Blackstone Recruited New Senior Management to Drive Change at Graham
1998
2004
Dec
2006

New Management’s Initial Priorities
•
Pursue procurement cost savings to optimize
supplier-to-customer value proposition
•
Improve customer contract management and
centralize pricing controls
•
Develop and implement effective customer strategies
to ensure sustained value creating relationships
•
Evaluate and pursue cost improvements to optimize
the plant network
1. Deliver the Budget
2. Execute the Earnings
Improvement Plan
•
Exceed our financial objectives: revenue, earnings,
capital management and cash
•
Drive consistent sales and operations performance to
meet volume commitments
•
Deliver on key operational objectives
•
Streamline and automate collection and reporting of
data required for high quality decision making
•
Drive a step function improvement in our
communication
•
Ensure that internal control and compliance systems
are effective
•
Drive increased focus on accountability at all levels in
the organization
•
Assess and accelerate development of Graham’ s
leadership pipeline
4. Improve Information Integrity
for Effective Decision Making
3. Ensure We Have the Right
People in the Right Jobs

$412
$399
$431
2005 2006 2007
Execution of Core Priorities
($ in Millions)
Adjusted EBITDA
(1)
1. Deliver the Budget 2. Execute the Earnings Improvement Plan
Contracts
• Reduce price erosion and improve margins
Customer Strategies
• Develop action plans to improve profitability
• Realign price, recover costs and exit unprofitable
volume
Procurement
• Reduce cost through standardization and best
practice sharing
Plant Actions
• Rationalize plant footprint and drive operational
excellence
SG&A
• Implement cost savings
Management Change
(1) Defined as EBITDA adjusted to exclude reorganization and other non-recurring items as disclosed in Graham’s public filings.
EIP Successful in Driving $40+
million of Improvement in 2007

Execution of Core Priorities (continued)
3. Ensure We Have the Right People in the
Right Jobs
4. Improve Information Integrity for Effective
Decision Making
Situation
Market data
• Significant amount of data exists but without single owners
• Limited documentation / training
Reporting
• SAP is an excellent tool, but organization has many excel workarounds
• Too many report creators
• Limited documentation / training
• Data not always used effectively to drive decisions
Market data
• Setup Vendors: 30 people
• Setup Customers: 20 people
• Setup Parts: 9 people
Reporting
• 3,000+ Hyperion accounts for financials
• 500+ reports, though most are unused
• Effective decision making is slowed because “critical” data takes time to mine
Impact
SKU-level excel database developed
• By plant, customer, SKU, machine and mold
• Rolls up to plant and customer totals
Automated fact-based assembly plans in SAP
Solutions
•
Better use of metrics and more critical
assessment of employee effectiveness
•
Driving accountable structures within key
Business Units is driving ownership, speed
and execution
•
Significant changes have occurred across
Business Units at all levels
•
Created centers of excellence in key areas
(pricing, sourcing, compliance)
•
Efforts to change legacy culture have been
successful to date –
leadership team rising to
the challenge
•
Core management team contributing to
enhanced results
Data-driven Decision Making Enabled by New Tools

2008 Priorities
• Target new customers in existing and new markets by
effectively utilizing proprietary technology and
innovative capabilities
• Grow share of wallet profitability in existing and new
markets with existing customers
• Drive plastic penetration in new markets
• Expand international base, focusing on Latin America,
Central Europe, China and India
1. Deliver the Budget
2. Execute the Sales Improvement Plan to
Grow Faster than Market
3. Deliver the Earnings and Cash Flow
Improvement Plans
4. Ensure We Have the Right People
in the Right Jobs
• Exceed our financial objectives: revenue, earnings,
capital management and cash
• Deliver on key operational objectives
• Reorganize departments to ensure spans of control
are optimal
• Develop plans and tools to improve sales and
business development
• Drive culture of accountability
• Review, develop and implement proper tools to make
Graham employees successful
• Pursue procurement cost savings
• Pursue operational cost improvements to reduce
costs by 5% every year
• Optimize the overhead cost structure through
targeted reduction
• Manage capital spend at same levels (5% – 6% of
sales) as competitors
• Reduce working capital by 10%

Significant Growth Opportunities
Emerging Growth Mature
Plastic Sales
Growth Drivers
SS juice
Isotonics
Liquid
laundry
Motor
oil
Skin
care
Chilled
beverage
Adult
nutrition
Hair
care
Drinkable
yogurt
Mexican &
Italian
sauces
Baby food
jars
RTD Tea/
coffee
Enhanced
water
Canned fruits
& vegetables
Infant
formula
Soup
Beer
Enhanced
dairy
Malternatives
SS juice
Isotonics
Liquid
laundry
Motor
oil
Skin
care
Chilled
beverage
Adult
nutrition
Hair
care
Drinkable
yogurt
Mexican &
Italian
sauces
Baby food
jars
RTD Tea/
coffee
Enhanced
water
Canned fruits
& vegetables
Infant
formula
Soup
Beer
Enhanced
dairy
Malternatives
• Focus on converting / growing new products lower on the
maturity curve
• Many mature segments in the U.S. have significant growth
abroad
• Enhanced waters growing at 25% rate
• RTD teas are growing in the low teens with
conversion beginning
• Wide-mouth food opportunities include salsa
and smaller jars for pasta sauce
• Certain nutritional beverages such as Slim-
Fast remain in cans, and market growing
double-digit
• Infant formula category is rapidly converting
to plastic and growing slightly above GDP
• Shelf stable category conversions possible
in single-serve where juice boxes dominate
• Significant volume opportunity in
beer,
which
is less than 1% converted
More Than $200 Million (run-rate) in New
Business Awards Achieved so far in 2008

GRAHAM PACKAGING COMPANY

Market Presence

Market Overview

Graham Advantage/ Strategy

Offsite (7)
Onsite (8)
Offsite (3)
Onsite (4)
• Rapid growth in nutritional and
drinkable yogurt segments
• Beverage market converting to
aseptic PET from cartons
• Manufacturing moving from W.
Europe to E. Europe
• Technology provides
competitive advantage
• On-site facilities provide stable
base business
• Presence in Poland provides
edge in Eastern Europe
• Newly appointed GM (Eastern
European)
• Increased consumption of
packaged goods
• Motor oil and yogurt markets
growing above GDP
• Leveraging Graham global
technology
• Growing relationships with
global customers
• Building automotive business
• Graham on-site strategy has led
to new wins
• High-growth markets
• Low-cost manufacturing
• Highly fragmented industries
• Seeking partner with $10+
million in sales
• Focus on core competencies
• F&B and PCS
• Injection / extrusion
• HDPE, PET and / or PP
• Leverage local knowledge
Exploring Strategic Stakes
in India and China
International Growth Opportunities
Europe South America Other

0
100
200
$300
2005 2006 2007
10.4% 7.6%
6.2%
% of Sales
$258
$191
$153
Maintenance CapEx
Optimize Capital Spending / Focus on ROCE
• More practical, business-driven capital spending philosophy
• Achieving savings by rationalizing existing suppliers and qualifying new suppliers
• Implementing on-line bidding for equipment and services
• Identifying and utilizing idle assets/equipment
• Utilizing lower-cost global resources
• Asian equipment and Eastern European engineering capabilities
• Centralizing CapEx efforts to achieve efficiencies
• Focusing on full-cycle return on capital employed (ROCE)
Capital Spending Trend
($ in Millions)

Strategic Initiatives to Enhance Margins through EIP
Continue to address profitable vs. unprofitable growth
Optimize book of business as contracts expire
Aggressively pursue procurement initiatives in energy, freight and MRO
Reduce fixed cost structure while growing top-line
Improve productivity by 5% annually through implementation of operational excellence programs
Proprietary technology continuing to drive innovative solutions
Further Margin Upside to be Realized

Financial Overview

$153
$162
$191
$258
10.4%
7.6%
6.2%
6.7%
0
100
200
$300
2005A 2006A 2007A 2008B
0
3
6
9
12
15%
$431
$452
$412
$399
16.7%
15.8%
17.3%
18.7%
200
300
400
$500
2005A 2006A 2007A 2008B
10
15
20
25%
$2,473
$2,521
$2,493
$2,415
1,500
2,000
2,500
$3,000
2005A 2006A 2007A 2008B
Historical and Budgeted Financial Performance
Sales
($ in Millions)
Adjusted EBITDA
(1)
($ in Millions)
CapEx
($ in Millions)
Free Cash Flow
(2)
($ in Millions)
Source: Company filings and guidance.
Note: 2008 revenue forecast reflects management’s resin price assumption as of January 2008.
(1) Defined as EBITDA adjusted to exclude reorganization and other non-recurring items as disclosed in Graham’s public filings.
(2) Defined as Adjusted EBITDA – CapEx.
Management Change
Management Change
Management Change
Management Change
EBITDA
EBITDA Margin
CapEx CapEx as % of Sales
$155
$208
$278 $290
0
100
200
$300
2005A 2006A 2007A 2008B

EBITDA Growth Through New Wins, SKU Pruning
• Base business has been growing through new business wins
• Pruning unprofitable business expected to improve EBITDA margin ~140bps from 2007 to 2008
• Other one-time factors have caused total sales to decline in the short run
• PepsiCo re-distribution of volume
• Concentrate conversion
• PCS run-off / rationalization
• 2008E EBITDA expected to grow 5% despite a 3% decline in revenue
$2,415 $2,493 $2,521
Total Sales
$452 $431 $399
Adj. EBITDA
(1)
2007
18.7%
2008B
17.3% 15.8%
% Margin
2006
($ in Millions)
Source: Company filings and guidance.
Note: 2008 revenue forecast reflects management’s resin price assumption as of January 2008.
(1) Defined as EBITDA adjusted to exclude reorganization and other non-recurring items as disclosed in Graham’s public filings.
15.8%
17.3%
18.7%
15
16
17
18
19
20%
2006 2007 2008B
Adjusted EBITDA Margin Improvement
+146 bps
+141 bps

Strong Revenue Growth in 2009 as a Result of New
Business Wins
• New business wins booked 2008 YTD will drive revenue growth of 5% in 2009
• New international on-site wins with global customers
• Success in adjacent markets with new and existing customers
• Continued conversions from glass to plastic
• 2009E revenue growth of 7% if residual effect of one-time conversion to concentrate is excluded
Source: Company filings and guidance.
Note:  2008 and 2009 revenue forecast reflects management’s resin price assumption as of January 2008.
Growth Forecast Forecast ($ in Millions)
5% ~$2,525 $2,415 Total Sales
15 ~105 91 South America
2 ~290 285 Europe
11 ~200 180 PCS
(7) ~530 571 HCA
9% ~$1,400 $1,289 Food & Beverage
2008 Sales
2009

Significant Free Cash Flow Opportunity to
Drive Value Creation
LTM 3/31/08
($ in Millions)
$100
(16)
(169)
(157)
$441
CapEx
Cash Interest
(2)
Free Cash Flow
Cash Taxes
Adjusted EBITDA
(1)
Financial Objectives
• Top line growth of 3% to 5% annually
• EBITDA growth of 5% annually
• Cash flow in excess of $100 million annually
• ROCE in excess of 20%
• Drive equity value creation through rapid deleveraging
Source: Company filings.
(1) Defined as EBITDA adjusted to exclude reorganization and other non-recurring items as disclosed in Graham’s public filings.
(2) Pro forma for $156 million debt paydown at close, assumes no shareholder redemption.

6.1x
5.7x
5.1x
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0x
2006A 2007A 2008E
(1)
Track Record of Deleveraging
Source: Company filings and Company guidance.
(1) Based on Graham’s 2008E Covenant Compliance EBITDA and total debt as of December 31, 2008; pro forma for $156 million debt paydown at close, assumes no shareholder redemption.
• Graham has historically operated under considerable financial leverage
• In-line with historical leverage levels of certain comparable companies (5x – 6x)
• By December 2008, the Company will have delevered by a full turn since new management took over
• Based on current projections, Graham is expected to have substantial financial deleveraging over the next three years
• Packaging companies with strong free cash flow generation have delevered substantially over time creating considerable equity value (Crown, O-I)
Total Debt / Covenant Compliance EBITDA

Graham Value Proposition
Attractive Long-term Equity Returns Driven by:
• Revenue growth and margin expansion resulting in EBITDA growth of ~5% per year
• ~$100 – $125 million free cash flow generation per year
• Reduction of financial leverage
Compelling Free Cash Flow Yield
• ~$100 – $125 million free cash flow on ~$1.2 billion of equity value offers ~10% yield
Potential for Additional Return Upside from:
• Business portfolio optimizations which could enhance growth rate and margins, and reduce capex and leverage
• Multiple expansion to high end of peer group, reflective of Graham’s industry leading position
• International expansion / partnership opportunities and accretive acquisitions
An Opportunity to Partner with Blackstone and Hicks
to Realize an Attractive Levered Equity Return

Transaction Overview

Transaction Summary
• On July 1, 2008, Graham Packaging reached a definitive agreement to go public through a transaction with
Hicks Acquisition (“HAC”), valued at approximately $3.2 billion
• Consideration to Graham’s current equity holders
• $350 million of cash
• 35 million shares (subject to adjustment) and 2.8 million warrants
• Includes a transfer of value of 2.8 million Founder’s units
• $2,450 million of net debt
(1)
rolled over ($2,294 million to be outstanding at close, assumes HAC repays the difference using remaining cash held in trust)
• Founder will retain, through a series of transactions, 2.8 million earnout units
• Shares with trigger price of $13.75; warrants with strike price of $10.00 and trigger price of $15.00
• The Blackstone Group will remain the single largest shareholder and roll the majority of its equity stake
• Agreed to maintain the largest ownership stake for at least two years
• The transaction will not result in a change-of-control under Graham’s existing credit agreement or bond indentures
• Company received a legal opinion from Simpson Thacher & Bartlett LLP
(1) Based on Graham’s projected net debt as of September 30, 2008.
Largest Ever Transaction between a SPAC and an Industrial Company

Sources & Uses and Pro Forma Capitalization
Sources Pro Forma Capitalization
Uses
Note: CC EBITDA stands for Covenant Compliance EBITDA. Based on Graham’s projected net debt as of September 30, 2008. Assumes no stockholders exercise their cash conversion rights. Pro forma cash and the amount of debt repaid following closing will be decreased by the amount used by HAC to pay its public stockholders who vote against the business combination and exercise their conversion rights, pursuant to which up to 16,559,999 shares may be converted.
(1) Actual, as of May 31, 2008.  Includes interest earned on cash held in trust and $20 million from purchase of co-investment units by Founder.
(2) Excludes $25 million of deferred transaction expenses to be paid in 2009.
($ in Millions)
Cash from HAC Balance Sheet
(1)
$561
Equity in Pro Forma Graham 350
Assumption of Graham's Net Debt 2,294
Total Sources $3,205
Purchase of Graham's Equity $700
Cash Consideration 350
Equity in Pro Forma Graham 350
Assumption of Graham's Net Debt 2,294
Paydown of Graham's Debt 156
Transaction Value $3,150
Fees and Expenses
(2)
55
Total Uses $3,205
HAC
(1)
Graham Adj. Pro Forma
Cash $561 $62 ($561) $62
Debt
Revolver (Facility Size = $250mm) $0 $0 $0 $0
Term Loan B due 2011 (L + 225bps) 0 1,847 (156) 1,691
Foreign Facilities, Cap. Leases & Other 0 40 0 40
Senior Secured Debt $0 $1,887 ($156) $1,731
8.500% Senior Notes due 2012 0 250 0 250
9.875% Senior Sub. Notes due 2014 0 375 0 375
Total Debt $0 $2,512 ($156) $2,356
Credit Statistics:
Senior Secured Debt / 2008E CC EBITDA -- 4.1x 3.8x
Net Debt / 2008E CC EBITDA -- 5.3 5.0
• Pro forma weighted average interest rate of 6.2%

Transaction Valuation and Ownership
• Implied Fully Distributed Firm Value of $3,485 million
($ in Millions, Except per Share Data)
Pro Forma Valuation Pro Forma Equity Ownership
(2)
Note: Based on Graham’s projected net debt as of September 30, 2008. Assumes no stockholders exercise their cash conversion rights. Pro forma cash and the amount of debt repaid following closing will be decreased by the amount used by HAC to pay its public stockholders who vote against the business combination and exercise their conversion rights, pursuant to which up to
16,559,999 shares may be converted.
(1) Based on actual cash held in trust as of May 31, 2008; includes interest earned on cash held in trust and $20 million from purchase of co-investment units by Founder.
(2) Based on 121.5 million fully diluted shares outstanding (treasury stock method) and $9.80 price per share. Includes all warrants. Excludes 2.8 million of earnout units that are retained by.
Founder at closing and are subject to forfeiture if Graham’s stock does not achieve certain pre-agreed trading levels.
(3) Defined as EBITDA adjusted to exclude reorganization and other non-recurring items as disclosed in Graham’s public filings.
Current
Graham Investors
(Blackstone)
29%
HAC Public
Shareholders
56%
HAC Founder
15%
HAC Cash in Trust per Share
(1)
$9.80
Fully Diluted Shares
(2)
121.5
Pro Forma Fully Diluted Equity Value $1,190
Pro Forma Net Debt 2,294
Implied Firm Value $3,485
Implied Trading Multiple:
Firm Value / 2008E Adjusted EBITDA
(3)
7.7x

Graham is Positioned for Meaningful Long-term Value Creation
Assessment of Comparable Companies
• No “best comp” for Graham – going forward Graham will be the only publicly traded, pure-play, value-
added custom plastic container company
• Direct competitors include private companies and divisions of large companies
• Sustainable growth and consistently high returns on capital are the fundamental drivers of long-term value creation in the packaging industry; the following criteria help explain industry valuations:
• Qualitative valuation drivers:
• Market leadership – is a company the clear #1 player in its major businesses?
• Unique technology – does a company have a technology advantage that is defensible?
• Growth – do key end markets and geographies demonstrate attractive growth characteristics?
• Quantitative valuation drivers:
• EBITDA margins – are margins attractive relative to competitors and sustainable over time?
• Capital efficiency – does capital spending translate into EBITDA?
• Cost pass-through – are raw material price increases passed through on a contractual basis?

GRAHAM PACKAGING COMPANY

GRAHAM PACKAGING COMPANY	✓	✓	✓	✓		✓
Aptargroup	✓	✓	✓	✓		
Ball						✓
CROWN Brand-Building Packaging™					✓	✓
O-I			✓	✓	✓	
SILGAN			✓

Assessment of Comparable Companies (continued)
7.7x
7.1
Contractual
Input Cost
Pass-Thru
7.3
8.0
8.4
Unique
Technology Growth
Above
Average
EBITDA
Margins
Market
Leadership
Below Average
Capex as % of
EBITDA
8.5
60-day
average
FV / 2008E
EBITDA
Rigid Packaging
Comps
Note: Market data as of July 10, 2008. Based on daily closing prices for the past 60 days.

GRAHAM PACKAGING COMPANY

GRAHAM PACKAGING COMPANY

Aptargroup

Ball

CROWN

Brand-Building Packaging™

SILGAN

Graham versus Core Comparables
7.7x 7.7x 12.0% 18.7%
• North America – 86%
• Europe – 11%
• South America – 3%
• Plastic containers – 100%
• North America – 89%
• Europe – 10%
• RoW – 1%
• North America – 30%
• Europe – 44%
• RoW – 26%
• United States – 27%
• Europe – 20%
• RoW – 53%
• United States – 71%
• RoW – 29%
• United States – 26%
• Europe – 62%
• RoW – 11%
By Geography
7.3 6.8 9.6 13.9
• Food cans – 57%
• Plastic containers – 21%
• Closures – 21%
60-Day Average
(2)
Current
6.3
8.2
7.5
8.2 8.5 9.3 17.3
• Dispensing plastic
• closures – 100%
7.1
8.4
8.0
21.8
12.0
12.5
2008 EBITDA
Margin
17.0
• Glass containers – 100%
10.0
• Beverage cans – 41%
• Food cans – 37%
• Specialty – 6%
• Other – 16%
8.0
• Beverage cans – 63%
• Food & household cans – 16%
• Plastic containers – 10%
• Aerospace – 11%
2008 EBITDA -
Capex Margin By Product Company
Firm Value / 2008 EBITDA
Note: Market data as of July 10, 2008.
(1) Based on 2007 company filings.
(2) Based on daily closing prices for the past 60 days.
Business Mix
(1)

Appendix

Public Market Financial Data
($ in Millions, Except per Share Data)
Company ATR BLL CCK OI SLGN GPC
Current Share Price $41.48 $46.64 $26.60 $42.04 $47.42 $9.80
FD Shares Out
(1)
71.6 99.2 164.4 168.5 38.3 121.5
Indirect Equity Value 2,969 4,628 4,372 7,084 1,814
Equity Value $2,969 $4,628 $4,372 $7,084 $1,814 $1,190
Net Debt 57 2,670 3,537 3,493 1,057 2,294
Other Adjustments
(3)
(4) 1 349 872 0 0
Indirect Firm Value 3,022 7,299 8,258 11,449 2,871
Firm Value $3,022 $7,299 $8,258 $11,449 $2,871 $3,485
2008 EBITDA
(4)
$371 $969 $1,007 $1,823 $425 $452
2009 EBITDA
(4)
400 1,011 1,056 1,951 439 --
Firm Value / 2008 EBITDA 8.2x 7.5x 8.2x 6.3x 6.8x 7.7x
Firm Value / 2009 EBITDA 7.6 7.2 7.8 5.9 6.5 --
60 day Average FV / 2008 EBITDA
(5)
8.5x 8.0x 8.4x 7.1x 7.3x 7.7x
60 day Average FV / 2009 EBITDA
(5)
7.9 7.7 8.0 6.7 7.1 --
Note: Market data as of July 10, 2008.
(1) Fully diluted shares calculated based on treasury stock method.
(2) Reprsents HAC cash held in trust as of May 31, 2008; includes interest earned on cash held in trust and $20 million from purchase of co-investment units by Founder.
(3) Other Adjustments include minority interest and investments in unconsolidated affiliates. O-I Other Adjustments includes asbestos liability.
(4) Reuters estimates as of July 10, 2008.
(5) Based on daily closing prices for the past 60 days.
(2)

Other Key Financial Attributes
Existing Capital Structure is a Benefit
• Very attractive capital structure that cannot be replicated in today’s market
• Senior credit facilities priced at L+225bps maturing in 2010 / 2011
• 8.5% Senior Notes due 2012
• 9.875% Senior Subordinated Notes due 2014
Capital Structure will Remain in Place
• Transaction is a deleveraging event with $150+ million of debt paydown
(1)
– benefits lenders / bondholders
• Combination does not trigger “change-of-control” in bank or bond debt – supported by legal opinion
•
The transaction is structured as an “IPO Reorganization” which is specifically contemplated by, and permitted under, the credit agreement, which provides that a change in control is not triggered so long as the Blackstone funds retain a voting stake larger than that held by any other holder. Upon completion of this initial public offering, the Company’s equity interests not retained by the
Current Graham Equity Holders will be widely held by the public shareholders of Hicks Acquisition Co. and, thus, no person or group will have the 50%-or-greater voting power that would trigger a change of control under the Indentures.
Attractive Tax Profile
• Graham will retain $208 million of NOLs available to shield domestic income for a number of years post transaction
Transaction Creates Public Currency with which to Pursue Strategic Acquisitions
(1) Assumes no shareholder redemption.

Blue Chip Sponsorship
Hicks Acquisition Company
• Formed in 2007 for the purpose of acquiring an operating company
• September 2007 IPO led by Citigroup raised over $550 million in capital
• Led by Thomas O. Hicks, Chairman of the Board
• 35+ years of private equity investing experience
• Founder of Hicks, Muse, Tate & Furst - one of the most active and successful private investment firms in the country
• Committed to a successful transaction - $20 million co-investment to be made at acquisition
The Blackstone Group
• Founded in 1985; leading global alternative asset manager and provider of financial advisory services
• NYSE listed (ticker: BX) with ~$20 billion firm value and total assets under management of
$114 billion
• Single largest Graham shareholder post-combination with Hicks Acquisition Company
• Dedicated to maintaining largest ownership position for at least two years, providing long term stewardship

Chief Executive Officer
•
• Warren Knowlton (62)
• Appointed Chief Executive Officer of Graham Packaging in December 2006
• Chairman of the Graham Advisory Committee since December 2007
• Previously served as the CEO of Morgan Crucible (December 2002 to August 2006) - a world leader in specialty carbon and ceramic products
• Turnaround of Morgan Crucible has recently been featured in February 2008 Harvard Business
Review, June 1
st
2008 CFO Magazine and in the Breakthrough Imperative, by Gottfredson and
Schaubert (March 2008, Harper Collins)
• Prior to Morgan Crucible, Mr. Knowlton was an executive director of Pilkington, one of the world’s largest glass makers. Mr. Knowlton joined Pilkington in 1997 and served as President – Building Products
Worldwide, which he integrated, and as President – Automotive Worldwide
• Mr. Knowlton joined Pilkington from Owens-Corning, where he spent 20 years in a variety of positions including, among others: President, Building Materials Europe and Africa; Vice President, Operations and
Manufacturing, Building Materials Group; Vice President, Sales, Industrial Materials Group
• Mr. Knowlton has a B.S. degree from the College of William and Mary in Virginia, an M.B.A. from the
University of Utah, and a J.D. cum laude from the University of Toledo
• Admitted to the Ohio bar in 1982
• Mr. Knowlton currently serves as a non-executive director of Smith & Nephew and Ameriprise Financial

Chief Financial Officer
•
• Mark Burgess (49)
• Appointed Chief Financial Officer and Chief Operating Officer of Graham Packaging in December 2006.
Appointed COO / CFO in April 2008
• Mr. Burgess served as President and Chief Executive Officer of Anchor Glass Container Corporation from
June 2005 until September 2006, where he led the Company through a successful financial restructuring
• Previously served as Executive Vice President and Chief Financial Officer of Clean Harbors Environmental
Services from April 2003 to April 2005
• Prior to Clean Harbors, Mr. Burgess held senior financial and operational management roles at JL French
Automotive Castings and Trailmobile Corporation between 1990 and 2003
• From 1985 to 1990, Mr. Burgess served as Vice President of Chase Manhattan Bank
• Mr. Burgess holds a B.A. in economics from Dickinson College and an M.B.A. from the Fuqua School of
Business at Duke University